Exhibit 99.2

Third Quarter 2003 Earnings Review October 23, 2003

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results as a consequence of certain risks and uncertainties, including but not limited to our ability to finance our business, our reliance on key customers and platforms, our ability to obtain and maintain business with our customers, general economic conditions in the markets in which Tower Automotive operates, and various other factors. These slides should be reviewed in conjunction with the Company's press release issued October 23, 2003, which includes related disclosure of the Company's earnings results and additional discussion of various risk factors.

Today's Discussion Top-level assessment of business Review of company's current positioning Review of short- and medium-term priorities Review of 3Q financial results Update on 4Q and full-year guidance

Overall Assessment Tower was one of few successful roll-ups of the 1990's in the automotive sector Resulting culture of decentralization has prevented Tower from leveraging economies of scale Insufficient focus given to post-merger integration, financial discipline and operational excellence Significant strength in backlog of newly booked business -- $1.5B (roughly $1B net). Growth will drive customer and geographic diversification in Company's most profitable segments Complex capital structure and highly levered; yet, liquidity strengthened through high yield bond offering On Tower Automotive's Business

Overall Assessment Strong customer relationships across a broad OEM/geographic portfolio Ability to manage and launch large, complex structures projects World-class manufacturing / quality Global purchasing/manufacturing capabilities Engaged colleagues dedicated to performance focus Solid financial foundation with rigorous discipline Clear, compelling, differentiated strategy to guide resource allocation On Overall Vehicle Structures Business Strong competitive advantage will be gained through...

Overall Assessment Europe / South America Conscious strategy to target luxury programs (Volvo, DCX, BMW, Colorado program at VW); building on successful VW/Fiat volume foundation Europe growing on strong leadership/operating foundation North America Strategy to extend customer base from Ford/DCX/GM to Asian OEM's has yielded success (Nissan, Toyota) Must enhance strategy to complement key customers in southern U.S. Must address operating challenges in North America Asia Korea: Seojin provides a link to Hyundai / Kia plus a strong Asian operating base China: Great opportunities aligned with strong customers (FAW-VW, Chery) Tower Automotive's Positioning Diverse customer (OEMs)/geographic portfolio is key Tower strength

Overall Assessment North America and Europe have good experience managing complex structures projects Tower has technical competence in key areas: structures design optimization, large, complex stampings and assemblies, high strength steel, and hydro-forming Tower must improve launch performance Adherence to disciplined engineering and program development process Intensified focus on operating excellence Implementing senior level capital project reviews to scrutinize line-item spending Tower Automotive's Positioning Tower must further enhance ability to meet OEM demand for responsive suppliers

Overall Assessment Tower's current performance is uneven in quality, launch, capital planning/execution, productivity, safety While some good plants exist, all must make improvements to achieve world-class performance levels Must implement shared strategy on equipment choices, tooling approaches, process development, and facilities set-up -- will better leverage capital spending and reduce launch risks Have created Global Purchasing/Manufacturing function with responsibility for material, services, capital equipment and manufacturing sourcing linked to regional leads - will drive quicker implementation Tower Automotive's Positioning Tower taking steps to strengthen manufacturing capabilities and supply chain

Short-Term Priorities/Actions Taken Complete CFO search Evaluate key program launches. Align critical programs with experienced program managers and launch teams. Recognize asset impairment charges to align balance sheet with current business plan Broaden Enterprise Leadership Team Strengthen North American operations Combine two product businesses in North America into a single regional P&L Co-locate two Detroit-area technical centers in Novi, Michigan Streamline customer service interface, aligning by OEM customer Share strong technical structures expertise in Europe with North America Build engineering/program management capability Move plants from profit centers to cost centers with operating focus Develop shared services model to improve efficiency Set in motion newly established Global Purchasing/Manufacturing function Move enterprise HQ from Grand Rapids to Novi

'03/04 Launch Report Card

Model	Product	SOP	Status
SRX (Cadillac)	Powertrain Module	Jul '03	- launch completed on schedule - equipment failure at component facility disrupted production at GM - currently on schedule with buffer inventory
Armada & Titan (Nissan)	Frame	Aug / Sep'03	- production pulled ahead from October - line rate ramp up on track - positive feedback received from Nissan
S50 / V50 (Volvo)	Body Structures	Sep '03	- line ramp up on track - positive feedback received from Volvo
1 & 3 Series (BMW)	Body Structures	Jun '04	- all tool and die work is on schedule - new Tri-Axe press is on track
500 / Freestyle (Ford)	Body Structures	Jul '04	- new facility in Chicago on schedule - Hard Tool Functional Build completed - positive feedback received from Ford
New Dakota (DaimlerChrysler)	Frame	Jul '04	- all aspects of the program are on target
New Pathfinder / Xterra (Nissan)	Frame	Aug '04	- facility built by Nissan in Smyrna - compressed launch schedule

Page 9

TOWER AUTOMOTIVE

Medium-Term Priorities Complete strategic assessment by year end Establish operating excellence and world-class quality as top priority Review options for strengthening balance sheet/improving liquidity in longer-term Enforce rigorous capital expenditure spending disciplines Perform strategic evaluation on all assets/investments Evaluate all options to accelerate return to positive operating cash flow, which will allow for debt reduction and fund future growth Champion transparency, commonality, shared learning, standardized processes/ cadence across company Implement Enterprise-wide balanced scorecard tied to customer, operating and financial metrics to improve visibility to company performance at all levels

Third Quarter Results Revenues and earnings impacted by Korean strikes Asset impairment charges associated with Milwaukee and Ford Explorer programs Earnings also impacted by executive retirement and recruitment and Plymouth equipment failure

Q3 Revenue vs. Guidance Low-end Guidance for Q3 Revenue Hyundai / Kia Labor Disruption VW China Fiat Stilo VW Touareg & Opel Agila Ford Focus & Taurus DCX Durango & Sebring NA Offload GM Cadillac FX 3Q Actual Revenue $623 $640 ($Millions)

Q3 Revenue - Year over Year ($ in millions)

2003 Vehicle Build Outlook FY/CY 2002 Actual FY/CY 2003 Outlook FY 16.4 15.7 CY 3.9 3.6 Q3'02 Q3'03 Full Year Down 4% 3rd Qtr Down 6% FY/CY 2002 Actual FY/CY 2003 Outlook FY 18.9 18.8 CY 4.3 4.2 Q3'02 Q3'03 Full Year Down 1% 3rd Qtr Down 3%

Operating Performance - Third Qtr ($MM) 3Q 2003 3Q 2002

Operating Income/Loss - Year over Year ($ in millions)

Operating Performance - cont'd ($MM, except per share amounts) 3Q 2003 3Q 2002

Q3 EPS vs. Guidance

Working Capital ($ in millions) 9/30/2003 12/31/2002 9/30/2002

Cash Flow ($MM) 3Q 2003 3Q 2002 1 Cash decrease of $70.0; debt decrease of $15.9 2 Cash decrease of $2.7; debt increase of $58.3

Debt Summary ($ in millions) 9/30/2003 12/31/2002

Liquidity 9/30/2003 ($ in millions)

EPS Bridge - Outlook 12Q write-off of debt issuance costs ($0.01); 2Q production interruption costs ($0.01); 2Q & 3Q litigation reserve charges ($0.02)

Outlook Revenues EBITDA EPS (GAAP) Capital Expenditures ~$2.8 Bn $240 - $250 MM ($1.88) $240 MM 2003 4th Qtr Full Year $680 - $700 MM ($0.26) $50 - $60 MM $60 MM

Closing Comments Tower Automotive has significant potential given diversification of customer and geographic portfolio and its net $1B backlog Company faces short-term operating challenges but is developing plans to strengthen execution capability Top priority is on stabilizing operational foundation and profitably converting new business Company has sufficient financial strength to work through the new business launch phase Recent organization changes will drive keen focus on quality improvements, manufacturing execution, program launches, and aggressive cost reduction

Supplemental Information